UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 320-8000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As described in more detail in Item 4.02(a) of this current report on Form 8-K, on September 14, 2009, the audit committee of our board of directors, upon the identification by and recommendation of management, and after discussion with our independent registered public accounting firm, Ernst & Young LLP, concluded that the previously issued financial statements contained in our annual reports on Form 10-K for the years ended December 31, 2007 and 2008, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009 should no longer be relied upon because of errors in those financial statements, and that we will restate these financial statements to make the necessary accounting corrections. Similarly, the reports of our independent registered accounting firm related to these financial statements and to the effectiveness of our internal control over financial reporting for the related periods also should not be relied upon.

The errors were the result of incorrect recognition of royalty revenue relating to contracts with business partners (“OEM Customers”) who embed our software in their products for resale (“OEM Arrangements”). The errors impact the timing of recognition of royalty revenue but do not impact billings and cash flow from operations previously reported by us in our quarterly earnings announcements for the affected periods, do not impact the overall revenue that will ultimately be recognized and do not impact billings and cash flow from operations for future periods. A copy of the press release announcing these matters is attached as Exhibit 99.1 and incorporated herein by reference. A written statement from the Company regarding these matters is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 2.02 and the exhibits attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and the exhibits attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, whether filed before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On September 14, 2009, the audit committee of our board of directors, upon the recommendation of management and after discussion with our independent registered public accounting firm, Ernst & Young LLP, concluded that the previously issued financial statements contained in our annual reports on Form 10-K for the years ended December 31, 2007 and 2008, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009 and June 30, 2009 should no longer be relied upon because of errors in those financial statements, and that we will restate these financial statements to make the necessary accounting corrections. Similarly, the reports of our independent registered accounting firm related to these financial statements and to the effectiveness of our internal control over financial reporting for the related periods also should no longer be relied upon.

The errors relate to royalty revenue recognition from OEM Arrangements we acquired in connection with our acquisition of SurfControl plc (“SurfControl”) in October 2007. The OEM Arrangements grant our OEM Customers the right to incorporate our web filtering products into their products for resale to end users. The OEM Customers pay us a royalty fee for each of the resale of a subscription to our products over a specified period of time to an end user. We typically bill our OEM Customers on a quarterly or other periodic basis for reported transactions during the relevant reporting period. Since the SurfControl acquisition, we have been recognizing the royalty revenue in the same period that we billed the OEM Customers for reported resale transactions of our products, which was consistent with the manner in which SurfControl recognized the royalty revenue prior to the acquisition.

After further review, we have determined that the royalty revenue reported in each respective reporting period should have been recognized ratably over a period of time. We are currently considering two methods of recognizing the royalty revenue: (i) a Contract Term Method whereby we recognize the royalty revenue ratably over a period of time equal to the greater of (a) the committed contract period with our OEM Customers plus the post-termination support period specified under the contract, or (b) the subscription period for end users of the OEM Customers who are entitled to receive periodic updates to our URL database and applicable upgrades to our software that also may be incorporated into the OEM Customer’s products and, (ii) a Subscription Method whereby we recognize the royalty revenue ratably for each end user subscription over the subscription term the OEM Customer enters into with each end user.

Based on a preliminary application of the revised revenue recognition policy based upon the subscription data in the OEM Customer resale schedules, we estimate that the cumulative royalty revenue recognized during the affected periods will be decreased by $12.0-16.0 million if we utilize the Contract Term Method or $8.0-12.0 million if we utilize the Subscription Method. Under either method, our deferred revenue balance as of June 30, 2009 would increase by approximately the same amount as the applicable decrease in revenue, and will be recognized in future periods.

If we account for the OEM royalty revenue using the Contract Term Method, we estimate that the correction of our recognition of OEM royalty revenue will affect our reported revenues within the following ranges for the periods identified:

Fiscal Quarter Ended	Estimated Decrease in Reported Revenue
December 31, 2007	$1.0-1.5 million
March 31, 2008	$2.0-2.5 million
June 30, 2008	$2.5-3.0 million
September 30, 2008	$1.5-2.0 million
December 31, 2008	$1.0-1.5 million
March 31, 2009	$3.0-4.0 million
June 30, 2009	$1.0-1.5 million

If we account for the OEM royalty revenue using the Subscription Method, we estimate that the correction of our recognition of OEM royalty revenue will affect our reported revenues within the following ranges for the periods identified:

Fiscal Quarter Ended	Estimated Decrease in Reported Revenue
December 31, 2007	$1.0-1.5 million
March 31, 2008	$1.5-2.0 million
June 30, 2008	$2.0-2.5 million
September 30, 2008	$0.5-1.0 million
December 31, 2008	$0.5-1.0 million
March 31, 2009	$2.0-3.0 million
June 30, 2009	$0.5-1.0 million

Our management identified the error with respect to OEM royalty revenue recognition, and our audit committee and management have discussed the matters disclosed in this Item 4.02 with our independent registered public accounting firm, Ernst & Young LLP. We are continuing our review of this matter to determine which accounting method is most appropriate and the final impact on our consolidated financial statements for each of the affected periods. Our independent registered public accounting firm has not yet completed its audit of the estimates contained in this Item 4.02, and we may determine that additional adjustments are required as a result of our ongoing review. We will issue restated financial statements reflecting the corrected recognition of OEM royalty revenue as soon as practicable following completion of the related audit by our independent registered public accounting firm.

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, statements about our intention to restate our financial statements, the effects of the corrections discussed on future periods and the timing of filing of our restated financial statements, and statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates” and similar words. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, risks associated with timely completion of the audit on our prior financial statements to permit filing of restated financial statements before the deadline for our quarterly report on Form 10-Q for the quarter ended September 30, 2009, risks associated with launching new product offerings, customer acceptance of the company’s services, products and fee structures in a changing market; the success of Websense’s brand development efforts; the volatile and competitive nature of the Internet and security industries; changes in domestic and international market conditions, risks relating to currency exchange rates and impacts of macro-economic conditions on our customers, risks relating to the required use of cash for debt servicing, the risks of ongoing compliance with the covenants in the senior secured credit facility, risks related to changes in accounting interpretations and the other risks and uncertainties described in Websense’s public filings with the Securities and Exchange Commission, available at www.websense.com/investors. Websense assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Number	Description
99.1	Press release issued by Websense, Inc. on September 15, 2009.

99.2	Written statement issued by Websense, Inc. on September 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: September 15, 2009	/s/ Arthur S. Locke III
Arthur S. Locke III
Chief Financial Officer

INDEX TO EXHIBITS

Number	Description
99.1	Press release issued by Websense, Inc. on September 15, 2009.

99.2	Written statement issued by Websense, Inc. on September 15, 2009.